UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 17, 2006

INVESTORS REAL ESTATE TRUST
(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street Minot, ND 58701
(Address of principal executive offices, including zip code)

(701) 837-4738
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            □  Written communications pursuant to Rule 425 under the Securities Act
            □   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            □   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

                 Act
            □   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

     Act

_____________________________________________________________________________________________

Item 1.01        Entry into a Material Definitive Agreement

Item 7.01        Regulation FD Disclosure

Item 9.01        Financial Statements and Exhibits

Signature

Exhibit index

Ex-10.1            (Material Contract-Contribution Agreement)

Ex-99.1            (Exhibits not specifically designated by another number- Press Release)

Item 1.01        Entry into a Material Definitive Agreement

Investors Real Estate Trust (“IRET”), through IRET Properties, a North Dakota Limited Partnership and a subsidiary of IRET through which IRET conducts substantially all of its business and owns substantially all of its assets (“IRET Properties”), has agreed to acquire from subsidiaries of Magnum Resources, Inc. a portfolio of nine office properties, consisting of 15 buildings totaling 936,320 rentable square feet, located in Omaha, Nebraska; the St. Louis, Missouri metropolitan area; Leawood, Kansas; and the Minneapolis-St. Paul, Minnesota metropolitan area.  The acquisition of the portfolio is being effected pursuant to an Agreement for Contribution of Property dated May 3, 2006 by and between IRET Properties and subsidiaries of Magnum Resources.  IRET is paying aggregate consideration of approximately $140.8 million for the portfolio, which is expected to consist of the issuance of up to $60 million of limited partnership units in IRET Properties (the “Units”) to the selling entities and the assumption of certain mortgage debt on properties in the portfolio.  Following the consummation of the portfolio acquisition transaction, IRET Properties will own 100% of the portfolio.  The closing of the portfolio acquisition is expected to occur on or before September 1, 2006.  The closing is subject to IRET being satisfied with the results of its due diligence investigations and to certain other customary closing conditions, and there can be no assurance that these conditions will be met or that the portfolio acquisition will be consummated.

The foregoing summary of the terms of the portfolio acquisition and the Agreement for Contribution of Property is qualified in its entirety by the full terms and conditions of the Agreement for Contribution of Property, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01        Regulation FD Disclosure

A copy of the press release announcing this portfolio acquisition is furnished as Exhibit 99.1 hereto.  The information included in this Item 7.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits

(a)                Not applicable.

(b)               Not applicable.

(c)                Not applicable.

(d)               Exhibit.

Exhibit Number                                                          Description

            10.1                 Agreement for Contribution of Property dated May 3, 2006

            99.1                 Press Release dated May 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            INVESTORS REAL ESTATE TRUST

                                                            By:       ____ /s/ Timothy Mihalick
                                                                        Timothy Mihalick
                                                                        Senior Vice President and Chief Operating Officer